SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 8, 2004
                                                --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-28815                        06-1241321
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                          Identification  No.)


13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)



Registrants telephone number, including area code: (860) 567-8752
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 N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5. Other Events
        ------------

     First Litchfield Financial Corporation issued a press release which reported that it has been named as one of the top 25 public companies in Connecticut in a recent study by The Hartford Courant.

        Exhibit Index                                              Page
        -------------                                              ----

            99.1     Press Release dated July 10, 2004              3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: July 8, 2004                    FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer